AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 29, 1999
                                                     REGISTRATION NO. 333-___
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                             ----------------------

                              GATEFIELD CORPORATION
             (Exact name of registrant as specified in its charter)

                             ----------------------

           DELAWARE                                     41-1404495
   (State of Incorporation)                (I.R.S. Employer Identification No.)

                             ----------------------

                              47100 BAYSIDE PARKWAY
                                FREMONT, CA 94538
                                 (510) 249-5757
          (Address and telephone number of principal executive offices)

                             1999 STOCK OPTION PLAN
                        1999 EMPLOYEE STOCK PURCHASE PLAN
                            (Full title of the plans)

                             ----------------------

                                  TIMOTHY SAXE
                      PRESIDENT AND CHIEF EXECUTIVE OFFICER
                              47100 BAYSIDE PARKWAY
                                FREMONT, CA 94538
                                 (510) 249-5757
       (Name, address, including zip code, and telephone number, including area code, of agent for service)

                             ----------------------

                                   Copies to:

                                 ERIC C. JENSEN
                               COOLEY GODWARD LLP
                              FIVE PALO ALTO SQUARE
                               3000 EL CAMINO REAL
                               PALO ALTO, CA 94306



                         CALCULATION OF REGISTRATION FEE

================================= ===================== ============================ =========================== =================
   TITLE OF SECURITIES TO BE          AMOUNT TO BE       PROPOSED MAXIMUM OFFERING        PROPOSED MAXIMUM           AMOUNT OF
           REGISTERED                  REGISTERED           PRICE PER SHARE (1)       AGGREGATE OFFERING PRICE    REGISTRATION FEE
--------------------------------- --------------------- ---------------------------- --------------------------- -----------------
Common Stock ($0.10 par value)          400,000                   $4.82                     $1,928,000                  $536.00
--------------------------------- --------------------- ---------------------------- --------------------------- -----------------

================================= ===================== ============================ =========================== =================

(1) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(h) promulgated under the Securities Act of 1933, as amended (the "Securities Act"). The offering price per share and aggregate offering price are based upon the average of the bid and asked prices of the Common Stock of Gatefield Corporation (the "Registrant") as reported on the Nasdaq Unaffiliated Over the Counter Bulletin Board on July 23, 1999.

NOTES TO CALCULATION OF REGISTRATION FEE

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

The chart below details the calculations of the registration fee:

                                                                   OFFERING PRICE PER
            TYPE OF SHARES                 NUMBER OF SHARES               SHARE           AGGREGATE OFFERING PRICE
---------------------------------------   --------------------    --------------------   ---------------------------
Shares reserved for future issuance
pursuant to 1999 Stock Option Plan             300,000                   $  4.82                  $1,446,000

Shares reserved for future issuance
pursuant to 1999 Employee Stock
Purchase Plan                                  100,000                   $  4.82                  $  482,000

Proposed Maximum Aggregate
Offering Price                                                                                    $1,928,000

Registration Fee                                                         $536.00


Approximate date of commencement of proposed sale to the public: as soon as practicable after this Registration Statement becomes effective.

                                     PART II


ITEM 3.  INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE.

     The following documents filed by the Registrant with the Securities and Exchange Commission (the "Commission") are incorporated by reference into this Registration Statement:

         (a) The Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1998, (File No. 000-13244) filed pursuant to Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including all materials incorporated by reference therein;

         (b) (1) The Registrant's Quarterly Report on Form 10-Q for the three months ended March 31, 1999 (File No. 000-13244), including all materials incorporated by reference therein;

             (2) The Registrant's Quarterly Report on Form 10-Q for the three months ended June 30, 1999 (File No. 000-13244), including all materials incorporated by reference therein;

             (3) The Registrant's Current Report on Form 8-K dated May 28, 1999 (File No. 000-13244), including all materials incorporated by reference therein;

         (c) The description of the Registrant's Common Stock which is contained in the Registration Statement on Form 8-A, filed April 23, 1984, under the Exchange Act, including any amendment or report filed for the purpose of updating such description;

         All reports and other documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part of this Registration Statement from the date of the filing of such reports and documents.

ITEM 4.  DESCRIPTION OF SECURITIES.

                  Not applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

                  Not Applicable.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         As permitted by Section 145 of the Delaware General Corporation Law, the Registrant's Certificate of Incorporation includes a provision that eliminates the personal liability of its directors for monetary damages for breach or alleged breach of their fiduciary duty. In addition, as permitted by Section 145 of the Delaware General Corporation Law, the Bylaws of the Registrant provide that the Registrant shall indemnify its officers and directors, employees and agents to the extent permitted by the Delaware General Corporation Law.

         The Registrant has entered into indemnity agreements with each of its executive officers and directors that provide the maximum indemnity allowed to officers and directors by Section


                                       1.

145 of the Delaware General Corporation Law, as well as certain additional procedural protections. The indemnity agreements provide that officers and directors will be indemnified to the fullest possible extent not prohibited by law against all expenses (including attorney's fees) and settlement amounts paid or incurred by them in connection with any threatened, pending or completed action or proceeding, including any derivative action by or in the right of the Registrant, on account of their services as directors or officers of the Registrant or as directors or officers of any other company or enterprise when they are serving in such capacities at the request of the Registrant. No indemnity will be provided, however, to any director or officer on account of conduct that is adjudicated to be knowingly fraudulent, deliberately dishonest or willful misconduct. The indemnity agreements also provide that no indemnification will be available if a final court adjudication determines that such indemnification is not lawful, or in respect of any accounting of profits made from the purchase or sale of securities of the Registrant in violation of Section 16(b) of the Exchange Act.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIM.

                  Not Applicable.

ITEM 8.  EXHIBITS.


EXHIBIT
NUMBER          DESCRIPTION


4.1 Restated Certificate of Incorporation (incorporated by reference from Exhibit 4.3, of the Registrant's current report on Form 8-K dated August 31, 1998).

4.2             Certificate of Designations of Preferred Stock of Gatefield
                Corporation to be designated Series C-1 Preferred Stock
                (incorporated by reference to Exhibit 4.2 of the Registrant's current report on Form 8-K dated May 28, 1999).

4.3             Certificate of Amendment of Restated Certificate of
                Incorporation of Gatefield Corporation (incorporated by reference to Exhibit 4.1 of the Company's quarterly report on Form 10-Q dated July 29, 1999).

4.4 Bylaws of Registrant, as amended (incorporated by reference to Exhibit 3.4, of the Company's quarterly report on Form 10-Q dated August 14, 1998).

4.5             Specimen Stock Certificate.

5.1             Opinion of Cooley Godward LLP.

23.1            Consent of Deloitte & Touche, Independent Auditors.

23.2            Consent of Cooley Godward LLP contained in Exhibit 5.1 to this
                Registration Statement.

24.1            Power of Attorney is contained on the signature pages.


                                       2.


EXHIBIT
NUMBER          DESCRIPTION

99.1            1999 Stock Option Plan.

99.2            Form of Stock Option Agreement.

99.3            1999 Employee Stock Purchase Plan.

99.4            Form of Employee Stock Purchase Plan Offering.




ITEM 9.  UNDERTAKINGS.

         (a)  The undersigned Registrant hereby undertakes:

                  (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                           (i)      To include any prospectus required by
section 10(a)(3) of the Securities Act;

                           (ii)     To reflect in the prospectus any facts or
events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective Registration Statement;

                           (iii)    To include any material information with
respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

PROVIDED, HOWEVER, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the registration statement is on Form S-3, Form S-8, or Form F-3, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to section 13 or section 15(d) of the Exchange Act that are incorporated by reference in the Registration Statement.

                  (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.


                                       3.

                  (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new Registration Statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

         (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.


                                       4.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fremont, State of California, on July 29, 1999.

                                   GATEFIELD CORPORATION


                                   By: /s/ Timothy Saxe
                                       -------------------------------
                                        Timothy Saxe
                                        President, Chief Executive Officer, and
                                        Director


                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Timothy Saxe and Lynne Bennett and each or any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.


                                      5.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                SIGNATURE                                         TITLE                                     DATE
   /s/ Timothy Saxe                                  President, Chief Executive Officer                July 29, 1999
---------------------------------------                        and Director
       Timothy Saxe                                   (Principal Executive Officer)

  /s/  James B. Boyd                                            Controller                             July 29, 1999
---------------------------------------              (Principal Financial Officer and
       James B. Boyd                                   Principal Accounting Officer)

  /s/  Horst G. Sandfort                                                                               July 29, 1999
---------------------------------------                          Director
       Horst G. Sandfort

  /s/  Michael J. Kucha                                                                                July 29, 1999
---------------------------------------               Chairman of the Board and Secretary
       Michael J. Kucha



                                      6.

                                  EXHIBIT INDEX


EXHIBIT
NUMBER          DESCRIPTION


4.1 Restated Certificate of Incorporation (incorporated by reference from Exhibit 4.3, of the Registrants current report on Form 8-K dated August 31, 1998).

4.2             Certificate of Designations of Preferred Stock of Gatefield
                Corporation to be designated Series C-1 Preferred Stock
                (incorporated by reference to Exhibit 4.2 of the Registrant's current report on Form 8-K dated May 28, 1999).

4.3             Certificate of Amendment of Restated Certificate of
                Incorporation of Gatefield Corporation (incorporated by reference to Exhibit 4.1 of the Company's quarterly report on Form 10-Q dated July 29, 1999).

4.4 Bylaws of Registrant, as amended (incorporated by reference to Exhibit 3.4, of the Company's quarterly report on Form 10-Q dated August 14, 1998).

4.5             Specimen Stock Certificate.

5.1             Opinion of Cooley Godward LLP.

23.1            Consent of Deloitte & Touche, Independent Auditors.

23.2 Consent of Cooley Godward LLP contained in Exhibit 5.1 to this Registration Statement.

24.1            Power of Attorney is contained on the signature pages.

99.1            1999 Stock Option Plan.

99.2            Form of Stock Option Agreement.

99.3            1999 Employee Stock Purchase Plan.

99.4            Form of Employee Stock Purchase Plan Offering.
